FINANCIAL INVESTORS TRUST: GRANDEUR PEAK FUNDS

Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

SUPPLEMENT DATED MAY 16, 2022, TO THE SUMMARY PROSPECTUSES AND PROSPECTUS DATED AUGUST 31, 2021

Effective May 16, 2022, the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak International Opportunities Fund, and the Grandeur Peak International Stalwarts Fund (each a “Fund” and collectively the “Funds”) will reopen through financial intermediaries to shareholders who currently hold a position in a Fund. Financial advisors with clients in a Fund will be able to invest in the Fund for both existing as well as new clients. Each Fund remains open to all participants of retirement plans currently holding a position in a Fund. The Funds also remain open to new and existing shareholders who purchase directly from Grandeur Peak Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE